                                 FIRST AMENDMENT
                                       TO
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT


         This First Amendment ("First Amendment") to First Amended and Restated Credit Agreement ("Credit Agreement") dated as of March 1, 2002, by and among ULTRA RESOURCES, INC., a Wyoming corporation ("Borrower"), the several banks and financial institutions from time to time parties to this Credit Agreement (the "Banks," such term to include all undersigned Banks and all other financial institutions which subsequently become parties to this Agreement in accordance with Section 9.05 hereof), BANK ONE, NA, a national banking association ("Bank One") as a Bank, as the LC Issuer (hereinafter defined) and as Administrative Agent for the Banks (in such latter capacity and together with its successors and permitted assigns in such capacity, the "Administrative Agent"), is entered into this 4th day of November, 2002.

                                   WITNESSETH:

         WHEREAS, Borrower and the Banks desire to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the premises and for Ten Dollars ($10.00) and other good and valuable consideration received by each party hereto, and each intending to be legally bound hereby, the parties agree as follows:

         I. Amendments to Credit Agreement.

         Article I. DEFINITIONS, of the Credit Agreement is hereby amended by revising the following defined terms in their entirety to read as follows:

         "Note" and "Notes" means, individually, a promissory note issued by Borrower payable to the order of a Bank evidencing the Loans made by that Bank pursuant to Section 2.01 hereof and being substantially in the form of the note attached as Exhibit B hereto, but specifically including each Amended and Restated Note attached to the First Amendment at Exhibits A-1 through A-5, together with any and all further renewals, extensions for any period, increases or rearrangements thereof, and means collectively all of such Notes.

         Article I, DEFINITIONS, of the Credit Agreement is hereby amended by adding thereto the following defined term:

         "First Amendment" means the First Amendment to Credit Agreement dated November 4, 2002 among the Banks and Borrower.

         Section 2.06. Borrowing Base Determination, is hereby amended by replacing the first sentence thereto with the following sentence:

         "The Borrowing Base in effect as of October 1, 2002 is equal to One Hundred Twenty Million Dollars ($120,000,000.00) relative to the Proved Reserves attributable to the Borrowing Base Oil and Gas Properties described on Exhibit "A" attached hereto."

         Schedule 1.01(b) attached to the Credit Agreement is hereby replaced in its entirety with Schedule 1.01(b) attached to this First Amendment. Any reference to Schedule 1.01(b) in the Credit Agreement or any other Loan Document shall be deemed to refer to Schedule 1.01(b) attached to this First Amendment.

         III. Conditions Precedent in Connection with the First Amendment. The First Amendment shall not be binding on the Banks until satisfaction of the following conditions precedent:

         A. Administrative Agent shall have received fully executed counterparts, in the number of multiple originals requested by Administrative Agent, of the First Amendment, duly executed by an authorized officer for Borrower.

         B. Administrative Agent shall have received from Borrower the agreed upon fee for the execution and delivery of this First Amendment which shall be for the benefit of the Banks.

         C. Administrative Agent shall have received from Borrower the replacement Notes payable to each respective Bank in the forms attached to this First Amendment as Exhibits A-1 through A-5.

         D. The representations and warranties contained in Article IV of the Credit Agreement shall be true and correct in all material respects on the date of the First Amendment with the same effect as though such representations and warranties had been made on such date; and no Event of Default shall have occurred and be continuing or will have occurred upon the execution of the First Amendment.

         E. All legal matters incident to the consummation of the transactions contemplated by the First Amendment shall be satisfactory to the firm of Porter & Hedges, L.L.P., special counsel for Bank.

         F. All reasonable and documented legal fees owed by Banks to Porter & Hedges, L.L.P. in connection with the First Amendment shall have been paid by Borrower.

         IV. Post-Closing Covenant. Each Bank hereby agrees to deliver, as soon as reasonably practical, each Note executed and delivered by Borrower to each Bank dated as of March 1, 2002 endorse with the following language: "Replaced by Note dated November __, 2002, in the face amount of $______________, made by the maker and payable to the payee hereof," with such dollar amount being equal to the face amount of the Note payable to each respective Bank as set forth on
Schedule 1.01(b) attached to this First Amendment.

         V. Reaffirmation of Representations and Warranties. To induce the Banks to enter into this First Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article IV of the Credit Agreement and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

         A. The execution and delivery of this First Amendment and the performance by the Borrower of its obligations under this First Amendment are within the Borrower's power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.

         B. The Credit Agreement as amended by this First Amendment represents the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

         C. No Event of Default or Unmatured Event of Default has occurred and is continuing as of the date hereof.

         VI. Defined Terms. Except as amended hereby, terms used herein that are defined in the Credit Agreement shall have the same meanings herein.

         VII. Reaffirmation of Credit Agreement. This First Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as further amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

         VIII. Entire Agreement. The Credit Agreement, as hereby amended, embodies the entire agreement between the Borrower and the Banks and supersedes all prior proposals, agreements and understandings relating to the subject matter hereof. The Borrower certifies that it is relying on no representation, warranty, covenant or agreement except for those set forth in the Credit Agreement, as hereby amended, and in the other documents previously executed or executed of even date herewith.

         IX. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         X. Severability. Whenever possible each provision of this First Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this First Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this First Amendment.

         XI. Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

         XII. Section Captions. Section captions used in this First Amendment are for convenience of reference only, and shall not affect the construction of this First Amendment.

         XIII. Successors and Assigns. This First Amendment shall be binding upon the Borrower and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Banks, and the respective successors and assigns of the Banks.

         XIV. Non-Application of Chapter 346 of Texas Finance Codes. In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Credit Agreement as hereby further amended or any other Loan Documents or the transactions contemplated hereby.

         XV. NOTICE. THIS FIRST AMENDMENT TOGETHER WITH THE LOAN AGREEMENT, AND THE OTHER SECURITY INSTRUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO WRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                            [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

                                BORROWER

                                ULTRA RESOURCES, INC.


                                By: /s/ MICHAEL D. WATFORD
                                   -------------------------------------
                                        Michael D. Watford
                                        President and Chief Executive Officer



                                ADMINISTRATIVE AGENT, LC ISSUER AND
                                BANK:

                                BANK ONE, NA


                                By: /s/ STEPHEN SHATTO
                                   -------------------------------------
                                        Stephen Shatto
                                        Vice President



                                SYNDICATION AGENT AND BANK:

                                UNION BANK OF CALIFORNIA, N.A.


                                By: /s/ RANDY OSTERBERG
                                   -------------------------------------
                                        Randy Osterberg
                                        Senior Vice President


                                By: /s/ ALI AHMED
                                   -------------------------------------
                                        Ali Ahmed
                                        Vice President

                                CO-AGENT AND BANK:

                                HIBERNIA NATIONAL BANK


                                By: /s/ SPENCER GAGNET
                                   -------------------------------------
                                        Spencer Gagnet
                                        Senior Vice President



                                CO-AGENT AND BANK:

                                GUARANTY BANK, FSB


                                By: /s/ RICHARD E. MENCHACA
                                   -------------------------------------
                                        Richard E. Menchaca
                                        Vice President



                                BANK:

                                COMPASS BANK


                                By: /s/ MURRAY BRASSEUX
                                   -------------------------------------
                                        Murray Brasseux
                                        Executive Vice President

                                Schedule 1.01(b)

               Commitment Amounts and Aggregate Commitment Amount

                                        Percentage        Commitment
            Bank                           Share            Amount
------------------------------          ----------     ---------------
Bank One, NA                             26.66667%     $    40,000,000
Union Bank of California, N.A            25.00000%     $    37,500,000
Hibernia National Bank                   14.16667%     $    21,250,000
Guaranty Bank, FSB                       25.00000%     $    37,500,000
Compass Bank                              9.16666%     $    13,750,000
                                                       ---------------
Aggregate Commitment Amount:                           $150,000,000.00
------------------------------

                                         EXHIBIT A-1

                             AMENDED AND RESTATED REVOLVING NOTE



             $40,000,000.00         Houston, Texas                 March 1, 2002

                      On the dates hereinafter prescribed, for value received,
              ULTRA RESOURCES, INC., a Wyoming corporation, (herein called "Borrower"), having an address at 16801 Greenspoint Park, Suite 370, Houston, Texas 77060, promises to pay to the order of BANK ONE, NA (herein called "Bank"), at its principal offices at 910 Travis, 6th Floor, Houston, Texas 77002, (i) the principal amount of U.S. FORTY MILLION AND NO/100 DOLLARS ($40,000,000.00) or the principal amount advanced pursuant to the terms of the Credit Agreement (defined herein) as of the date of maturity hereof, whether by acceleration or otherwise, whichever may be the lesser, and (ii) interest on the principal balance from time to time advanced and remaining unpaid from the date of the advance until maturity at a rate of interest equal to lesser of (a) the "Floating Rate" (as defined and calculated in the Credit Agreement), or (b) the Maximum Rate (as defined and calculated in the Credit Agreement). Any increase or decrease in interest rate resulting from a change in the Maximum Rate shall be effective immediately when such change becomes effective, without notice to the Borrower, unless Applicable Law (as defined in the Credit Agreement) requires that such increase or decrease not be effective until a later time, in which event such increase or decrease shall be effective at the earliest time permitted under the provisions of such law.

                       Notwithstanding the foregoing, if during any period the
              Floating Rate exceeds the Maximum Rate, the rate of interest in effect on this Note shall be limited to the Maximum Rate during each such period, but at all times thereafter the rate of interest in effect on this Note shall be the Maximum Rate or, if there is no Maximum Rate, the Agreed Maximum Rate (as defined below), until the total amount of interest accrued on this Note equals the total amount of interest which would have accrued hereon if the Floating Rate had at all times been in effect.

                      This Note is a revolving credit note and it is
              contemplated that by reason of prepayments hereon there may be times when no indebtedness is owing hereunder; but notwithstanding such occurrence, this Note shall remain valid and in full force and effect as to each principal advance made hereunder subsequent to each such occurrence. Each principal advance and each payment hereof made pursuant to this Note shall be reflected by the Bank's records and the aggregate unpaid amounts reflected by such records shall constitute rebuttably presumptive evidence of the principal and unpaid, accrued interest remaining outstanding on this Note.

                      "Agreed Maximum Rate" means a per annum rate of seven and
              three-fourths percent (7.75%) plus the Floating Rate from time to time in effect, which Agreed Maximum Rate shall apply only during any period while there is no Maximum Rate applicable to this Note.

                      Other capitalized terms used herein, that are not defined
              herein, shall have the meanings prescribed therefor in the Credit Agreement.


                                                             -------------------
                                                             Borrower's Initials

                  The Borrower and the Bank hereby agree that Chapter 346 of the Texas Finance Code, shall not apply to this Note or the loan transaction evidenced by, and referenced in, the Credit Agreement (hereinafter defined) in any manner, including without limitation, to any account or arrangement evidenced or created by, or provided for in, this Note.

                  The principal sum of this Note, after giving credit for unadvanced principal, if any, remaining at final maturity, shall be due and payable on or before March 1, 2005; interest to accrue upon the principal sum from time to time owing and unpaid hereunder shall be due and payable as provided in the Credit Agreement; provided, however, the final installment of interest hereunder shall be due and payable not later than the maturity of the principal sum hereof, howsoever such maturity may be brought about.

                  In no event shall the aggregate of the interest on this Note, plus any other amounts paid in connection with the loan evidenced by this Note which would under Applicable Law be deemed "interest," ever exceed the maximum amount of interest which, under Applicable Law, could be lawfully charged on this Note. The Bank and the Borrower specifically intend and agree to limit contractually the interest payable on this Note to not more than an amount determined at the Maximum Rate. Therefore, none of the terms of this Note or any other instruments pertaining to or securing this Note shall ever be construed to create a contract to pay interest at a rate in excess of the Maximum Rate, and neither the Borrower nor any other party liable herefor shall ever be liable for interest in excess of that determined at the Maximum Rate, and the provisions of this paragraph shall control over all provisions of this Note or of any other instruments pertaining to or securing this Note. If any amount of interest taken or received by the Bank shall be in excess of the maximum amount of interest which, under Applicable Law, could lawfully have been collected on this Note, then the excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded promptly to the Borrower. All amounts paid or agreed to be paid in connection with the indebtedness evidenced by this Note which would under Applicable Law be deemed "interest" shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of this Note.

                  This Note is secured by all security agreements, collateral assignments, mortgages and lien instruments executed by the Borrower (or by any other party) in favor of Bank One, NA, as Administrative Agent for the Banks, including those executed simultaneously herewith, those executed heretofore and those hereafter executed, and including specifically and without limitation the Security Instruments described and defined in that certain Credit Agreement dated as of March 22, 2000 by and between Borrower, Ultra Petroleum (USA) Inc., and Bank One, Texas, National Association, as amended by that certain First Amendment to Credit Agreement dated as of July 19, 2001 by and between Borrower and Bank One, NA, and as amended and restated by that certain First Amended and Restated Credit Agreement dated March 1, 2002 as amended by the First Amendment thereto dated November 4, 2002, by and among Borrower, Bank One, NA, as the Administrative Agent, as a Bank and as LC Issuer, and the several other banks and financial institutions who are from time to time party thereto as Banks (as may be further amended from time to time, the "Credit Agreement").



                                                             -------------------
                                                             Borrower's Initials

                  This Note is the Revolving Note issued pursuant to the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of the rights and obligations of the holder of this Note and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provisions thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay any outstanding and unpaid principal of and interest on this Note when due, in accordance with the terms of the Credit Agreement. Each advance and each payment made pursuant to this Note shall be reflected by notations made by the Bank on its records and the aggregate unpaid amounts reflected by the notations on the records of the Bank shall be deemed rebuttably presumptive evidence of the principal amount owing under this Note.

                  In the event of default in the payment when due of any of the principal of or any interest on this Note, or in the event of default under the terms of the Credit Agreement or any of the Security Instruments, or if any event occurs or condition exists which authorizes the acceleration of the maturity of this Note under any agreement made by the Borrower, the Bank (or other holder of this Note) may, at its option, without presentment or demand or any notice to the Borrower or any other person liable herefor, declare the unpaid principal balance of and accrued interest on this Note to be immediately due and payable.

                  If this Note is collected by suit or through the Probate or Bankruptcy Court, or any judicial proceeding, or if this Note is not paid at maturity, however such maturity may be brought about, and is placed in the hands of an attorney for collection, then the Borrower agrees to pay reasonable and documented attorneys' fees, not to exceed 10% of the full amount of principal and interest owing hereon at the time this Note is placed in the hands of an attorney.

                  The Borrower and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate maturity, notice of acceleration of maturity, and all other notices, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and agree to any substitution, exchange or release of any such security or the release of any party primarily or secondarily liable hereon and further agrees that it will not be necessary for the Bank, in order to enforce payment of this Note by them, to first institute suit or exhaust its remedies against any Borrower or others liable herefor, or to enforce its rights against any security herefor, and consent to any one or more extensions or postponements of time of payment of this Note on any terms or any other indulgences with respect hereto, without notice thereof to any of them. The Bank may transfer this Note, and the rights and privileges of the Bank under this Note shall inure to the benefit of the Bank's representatives, successors or assigns.

                  This Note amends and restates that certain Revolving Note dated March 1,2002 in the original principal amount of $39,375,000, as such Revolving Note amended, extended, rearranged and restated that certain Reducing Revolving Note executed effective as of July 19, 2001, in the original principal amount of $100,000,000.00 executed by ULTRA RESOURCES, INC. and payable to the order of Bank One, NA, which itself amended, extended, rearranged and restated that certain Reducing Revolving Note dated March 22, 2000, in the face amount of $40,000,000.00 executed by ULTRA PETROLEUM (USA) INC. and ULTRA RESOURCES, INC., payable to the order of Bank One, Texas, National Association, (the "Prior


                                                             -------------------
                                       3                     Borrower's Initials

        Notes"). All liens and security interests that exist to secure the indebtedness evidenced by that Prior Notes shall continue in force and effect to secure the indebtedness evidenced by this Note.

               Executed as of November __, 2002, but effective as of the date and year first set forth above.

                                       ULTRA RESOURCES, INC.
        Attest:


                                       By:
        ---------------------             -------------------------------------
        Charlotte H. Kauffman             Michael D. Watford
        Secretary                         President and Chief Executive Officer

                                   EXHIBIT A-2

                      AMENDED AND RESTATED REVOLVING NOTE

$37,500,000.00                    Houston, Texas                   March 1, 2002

         On the dates hereinafter prescribed, for value received, ULTRA RESOURCES, INC., a Wyoming corporation, (herein called "Borrower"), having an address at 16801 Greenspoint Park, Suite 370, Houston, Texas 77060, promises to pay to the order of UNION BANK OF CALIFORNIA, N.A. (herein called "Bank"), at its principal offices at 500 North Akard, Suite 4200, Dallas, Texas 75201, (i) the principal amount of U.S. THIRTY SEVEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($37,500,000.00) or the principal amount advanced pursuant to the terms of the Credit Agreement (defined herein) as of the date of maturity hereof whether by acceleration or otherwise, whichever may be the lesser, and (ii) interest on the principal balance from time to time advanced and remaining unpaid from the date of the advance until maturity at a rate of interest equal to lesser of (a) the "Floating Rate" (as defined and calculated in the Credit Agreement), or (b) the Maximum Rate (as defined and calculated in the Credit Agreement). Any increase or decrease in interest rate resulting from a change in the Maximum Rate shall be effective immediately when such change becomes effective, without notice to the Borrower, unless Applicable Law (as defined in the Credit Agreement) requires that such increase or decrease not be effective until a later time, in which event such increase or decrease shall be effective at the earliest time permitted under the provisions of such law.

         Notwithstanding the foregoing, if during any period the Floating Rate exceeds the Maximum Rate, the rate of interest in effect on this Note shall be limited to the Maximum Rate during each such period, but at all times thereafter the rate of interest in effect on this Note shall be the Maximum Rate or, if there is no Maximum Rate, the Agreed Maximum Rate (as defined below), until the total amount of interest accrued on this Note equals the total amount of interest which would have accrued hereof if the Floating Rate had at all times been in effect.

         This Note is a revolving credit note and it is contemplated that by reason of prepayments hereon there may be times when no indebtedness is owing hereunder; but notwithstanding such occurrence, this Note shall remain valid and in full force and effect as to each principal advance made hereunder subsequent to each such occurrence. Each principal advance and each payment hereof made pursuant to this Note shall be reflected by the Bank's records and the aggregate unpaid amounts reflected by such records shall constitute rebuttably presumptive evidence of the principal and unpaid, accrued interest remaining outstanding on this Note.

         "Agreed Maximum Rate" means a per annum rate of seven and three-fourths percent (7.75%) plus the Floating Rate from time to time in effect, which Agreed Maximum Rate shall apply only during any period while there is no Maximum Rate applicable to this Note.

         Other capitalized terms used herein, that are not defined herein, shall have the meanings prescribed therefor in the Credit Agreement.


                                                             -------------------
                                                             Borrower's Initials

         The Borrower and the Bank hereby agree that Chapter 346 of the Texas Finance Code, shall not apply to this Note or the loan transaction evidenced by, and referenced in, the Credit Agreement (hereinafter defined) in any manner, including without limitation, to any account or arrangement evidenced or created by, or provided for in, this Note.

         The principal sum of this Note, after giving credit for unadvanced principal, if any, remaining at final maturity, shall be due and payable on or before March 1, 2005; interest to accrue upon the principal sum from time to time owing and unpaid hereunder shall be due and payable as provided in the Credit Agreement; provided, however, the final installment of interest hereunder shall be due and payable not later than the maturity of the principal sum hereof, howsoever such maturity may be brought about.

         In no event shall the aggregate of the interest on this Note, plus any other amounts paid in connection with the loan evidenced by this Note which would under Applicable Law be deemed "interest," ever exceed the maximum amount of interest which, under Applicable Law, could be lawfully charged on this Note. The Bank and the Borrower specifically intend and agree to limit contractually the interest payable on this Note to not more than an amount determined at the Maximum Rate. Therefore, none of the terms of this Note or any other instruments pertaining to or securing this Note shall ever be construed to create a contract to pay interest at a rate in excess of the Maximum Rate, and neither the Borrower nor any other party liable herefor shall ever be liable for interest in excess of that determined at the Maximum Rate, and the provisions of this paragraph shall control over all provisions of this Note or of any other instruments pertaining to or securing this Note. If any amount of interest taken or received by the Bank shall be in excess of the maximum amount of interest which, under Applicable Law, could lawfully have been collected on this Note, then the excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded promptly to the Borrower. All amounts paid or agreed to be paid in connection with the indebtedness evidenced by this Note which would under Applicable Law be deemed "interest" shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of this Note.

         This Note is secured by all security agreements, collateral assignments, mortgages and lien instruments executed by the Borrower (or by any other party) in favor of Bank One, NA, as Administrative Agent for the Banks, including those executed simultaneously herewith, those executed heretofore and those hereafter executed, and including specifically and without limitation the Security Instruments described and defined in that certain Credit Agreement dated as of March 22, 2000 by and between Borrower, Ultra Petroleum (USA) Inc., and Bank One, Texas, National Association, as amended by that certain First Amendment to Credit Agreement dated as of July 19, 2001 by and between Borrower and Bank One, NA, and as amended and restated by that certain First Amended and Restated Credit Agreement dated March 1, 2002, as amended by the First Amendment thereto dated November 4, 2002, by and among Borrower, Bank One, NA, as the Administrative Agent, as a Bank and as LC Issuer, and the several other banks and financial institutions who are

                                                             -------------------
                                                             Borrower's Initials
from time to time party thereto as Banks (as may be further amended from time to time, the "Credit Agreement").

         This Note is the Revolving Note issued pursuant to the Credit Agreement, Reference is hereby made to the Credit Agreement for a statement of the rights and obligations of the holder of this Note and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provisions thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay any outstanding and unpaid principal of and interest on this Note when due, in accordance with the terms of the Credit Agreement. Each advance and each payment made pursuant to this Note shall be reflected by notations made by the Bank on its records and the aggregate unpaid amounts reflected by the notations on the records of the Bank shall be deemed rebuttably presumptive evidence of the principal amount owing under this Note.

         In the event of default in the payment when due of any of the principal of or any interest on this Note, or in the event of default under the terms of the Credit Agreement or any of the Security Instruments, or if any event occurs or condition exists which authorizes the acceleration of the maturity of this Note under any agreement made by the Borrower, the Bank (or other holder of this Note) may, at its option, without presentment or demand or any notice to the Borrower or any other person liable herefor, declare the unpaid principal balance of and accrued interest on this Note to be immediately due and payable.

         If this Note is collected by suit or through the Probate or Bankruptcy Court, or any judicial proceeding, or if this Note is not paid at maturity, however such maturity may be brought about, and is placed in the hands of an attorney for collection, then the Borrower agrees to pay reasonable and documented attorneys' fees, not to exceed 10% of the full amount of principal and interest owing hereon at the time this Note is placed in the hands of an attorney.

         The Borrower and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate maturity, notice of acceleration of maturity, and all other notices, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and agree to any substitution, exchange or release of any such security or the release of any party primarily or secondarily liable hereon and further agrees that it will not be necessary for the Bank, in order to enforce payment of this Note by them, to first institute suit or exhaust its remedies against any Borrower or others liable herefor, or to enforce its rights against any security herefor, and consent to any one or more extensions or postponements of time of payment of this Note on any terms or any other indulgences with respect hereto, without notice thereof to any of them. The Bank may transfer this Note, and the rights and privileges of the Bank under this Note shall inure to the benefit of the Bank's representatives, successors or assigns.

         This Note amends and restates that certain Revolving Note dated March 1, 2002 in the original principal amount of $35,625,000, as such Revolving Note amended, extended, rearranged


                                                             -------------------
                                                             Borrower's Initials
and restated that certain Reducing Revolving Note executed effective as of July 19, 2001, in the original principal amount of $100,000,000.00 executed by ULTRA RESOURCES, INC. and payable to the order of Bank One, NA, which itself amended, extended, rearranged and restated that certain Reducing Revolving Note dated March 22, 2000, in the face amount of $40,000,000.00 executed by ULTRA PETROLEUM
(USA) INC. and ULTRA RESOURCES, INC., payable to the order of Bank One, Texas, National Association, (the "Prior Notes"). All liens and security interests that exist to secure the indebtedness evidenced by that Prior Notes shall continue in force and effect to secure the indebtedness evidenced by this Note.

         Executed as of November __, 2002, but effective as of the date and year first set forth above.

                                             ULTRA RESOURCES, INC.

Attest:

                                             By:
----------------------------------              --------------------------------
Charlotte H. Kauffman                           Michael D. Watford
Secretary                                       President and Chief Executive
                                                Officer

                                  EXHIBIT A-3

                      AMENDED AND RESTATED REVOLVING NOTE

$21,250,000.00                   Houston, Texas                    March 1, 2002

         On the dates hereinafter prescribed, for value received, ULTRA RESOURCES, INC., a Wyoming corporation, (herein called "Borrower"), having an address at 16801 Greenspoint Park, Suite 370, Houston, Texas 77060, promises to pay to the order of HIBERNIA NATIONAL BANK (herein called "Bank"), at its principal offices at 313 Carondelet Street, New Orleans, Louisiana 70130, (i) the principal amount of U.S. TWENTY-ONE MILLION TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($21,250,000.00) or the principal amount advanced pursuant to the terms of the Credit Agreement (defined herein) as of the date of maturity hereof, whether by acceleration or otherwise, whichever may be the lesser, and
(ii) interest on the principal balance from time to time advanced and remaining unpaid from the date of the advance until maturity at a rate of interest equal to lesser of (a) the "Floating Rate" (as defined and calculated in the Credit Agreement), or (b) the Maximum Rate (as defined and calculated in the Credit Agreement). Any increase or decrease in interest rate resulting from a change in the Maximum Rate shall be effective immediately when such change becomes effective, without notice to the Borrower, unless Applicable Law (as defined in the Credit Agreement) requires that such increase or decrease not be effective until a later time, in which event such increase or decrease shall be effective at the earliest time permitted under the provisions of such law.

         Notwithstanding the foregoing, if during any period the Floating Rate exceeds the Maximum Rate, the rate of interest in effect on this Note shall be limited to the Maximum Rate during each such period, but at all times thereafter the rate of interest in effect on this Note shall be the Maximum Rate or, if there is no Maximum Rate, the Agreed Maximum Rate (as defined below), until the total amount of interest accrued on this Note equals the total amount of interest which would have accrued hereon if the Floating Rate had at all times been in effect.

         This Note is a revolving credit note and it is contemplated that by reason of prepayments hereon there may be times when no indebtedness is owing hereunder; but notwithstanding such occurrence, this Note shall remain valid and in full force and effect as to each principal advance made hereunder subsequent to each such occurrence. Each principal advance and each payment hereof made pursuant to this Note shall be reflected by the Bank's records and the aggregate unpaid amounts reflected by such records shall constitute rebuttably presumptive evidence of the principal and unpaid, accrued interest remaining outstanding on this Note.

         "Agreed Maximum Rate" means a per annum rate of seven and three-fourths percent (7.75%) plus the Floating Rate from time to time in effect, which Agreed Maximum Rate shall apply only during any period while there is no Maximum Rate applicable to this Note.

         Other capitalized terms used herein, that are not defined herein, shall have the meanings prescribed therefor in the Credit Agreement.


                                                             -------------------
                                                             Borrower's Initials

         The borrower and the Bank hereby agree that Chapter 346 of the Texas Finance Code, shall not apply to this Note or the loan transaction evidenced by, and referenced in, the Credit Agreement (hereinafter defined) in any manner, including without limitation, to any account or arrangement evidenced or created by, or provided for in, this Note.

     The principal sum of this Note, after giving credit for unadvanced principal, if any, remaining at final maturity, shall be due and payable on or before March 1, 2005; interest to accrue upon the principal sum from time to time owing and unpaid hereunder shall be due and payable as provided in the Credit Agreement; provided, however, the final installment of interest hereunder shall be due and payable not later than the maturity of the principal sum hereof, howsoever such maturity may be brought about.

         In no event shall the aggregate of the interest on this Note, plus any other amounts paid in connection with the loan evidenced by this Note which would under Applicable Law be deemed "interest," ever exceed the maximum amount of interest which, under Applicable Law, could be lawfully charged on this Note. The Bank and the Borrower specifically intend and agree to limit contractually the interest payable on this Note to not more than an amount determined at the Maximum Rate. Therefore, none of the terms of this Note or any other instruments pertaining to or securing this Note shall ever be construed to create a contract to pay interest at a rate in excess of the Maximum Rate, and neither the Borrower nor any other party liable herefor shall ever be liable for interest in excess of that determined at the Maximum Rate, and the provisions of this paragraph shall control over all provisions of this Note or of any other instruments pertaining to or securing this Note. If any amount of interest taken or received by the Bank shall be in excess of the maximum amount of interest which, under Applicable Law, could lawfully have been collected on this Note, then the excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded promptly to the Borrower. All amounts paid or agreed to be paid in connection with the indebtedness evidenced by this Note which would under Applicable Law be deemed "interest" shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of this Note.

         This Note is secured by all security agreements, collateral assignments, mortgages and lien instruments executed by the Borrower (or by any other party) in favor of Bank One, NA, as Administrative Agent for the Banks, including those executed simultaneously herewith, those executed heretofore and those hereafter executed, and including specifically and without limitation the Security Instruments described and defined in that certain Credit Agreement dated as of March 22, 2000 by and between Borrower, Ultra Petroleum (USA) Inc., and Bank One, Texas, National Association, as amended by that certain First Amendment to Credit Agreement dated as of July 19, 2001 by and between Borrower and Bank One, NA, and as amended and restated by that certain First Amended and Restated Credit Agreement dated March 1, 2002, as amended by the First Amendment thereto dated November 4, 2002, by and among Borrower, Bank One, NA, as the Administrative Agent, as a Bank and as LC Issuer, and the several other banks and financial institutions who are


                                                             -------------------
                                                             Borrower's Initials
from time to time party thereto as Banks (as may be further amended from time to time, the "Credit Agreement").

         This Note is the Revolving Note issued pursuant to the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of the rights and obligations of the holder of this Note and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provisions thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay any outstanding and unpaid principal of and interest on this Note when due, in accordance with the terms of the Credit Agreement. Each advance and each payment made pursuant to this Note shall be reflected by notations made by the Bank on its records and the aggregate unpaid amounts reflected by the notations on the records of the Bank shall be deemed rebuttably presumptive evidence of the principal amount owing under this Note.

         In the event of default in the payment when due of any of the principal of or any interest on this Note, or in the event of default under the terms of the Credit Agreement or any of the Security Instruments, or if any event occurs or condition exists which authorizes the acceleration of the maturity of this Note under any agreement made by the Borrower, the Bank (or other holder of this Note) may, at its option, without presentment or demand or any notice to the Borrower or any other person liable herefor, declare the unpaid principal balance of and accrued interest on this Note to be immediately due and payable.

         If this Note is collected by suit or through the Probate or Bankruptcy Court, or any judicial proceeding, or if this Note is not paid at maturity, however such maturity may be brought about, and is placed in the hands of an attorney for collection, then the Borrower agrees to pay reasonable and documented attorneys' fees, not to exceed 10% of the full amount of principal and interest owing hereon at the time this Note is placed in the hands of an attorney.

         The Borrower and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate maturity, notice of acceleration of maturity, and all other notices, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and agree to any substitution, exchange or release of any such security or the release of any party primarily or secondarily liable hereon and further agrees that it will not be necessary for the Bank, in order to enforce payment of this Note by them, to first institute suit or exhaust its remedies against any Borrower or others liable herefor, or to enforce its rights against any security herefor, and consent to any one or more extensions or postponements of time of payment of this Note on any terms or any other indulgences with respect hereto, without notice thereof to any of them. The Bank may transfer this Note, and the rights and privileges of the Bank under this Note shall inure to the benefit of the Bank's representatives, successors or assigns.

         This Note amends and restates that certain Revolving Note dated March 1, 2002 in the original principal amount of $31,875,000, as such Revolving Note amended, extended, rearranged


                                                             -------------------
                                                             Borrower's Initials
and restated that certain Reducing Revolving Note executed effective as of July 19, 2001, in the original principal amount of $100,000,000.00 executed by ULTRA RESOURCES, INC. and payable to the order of Bank One, NA, which itself amended, extended, rearranged and restated that certain Reducing Revolving Note dated March 22, 2000, in the face amount of $40,000,000.00 executed by ULTRA PETROLEUM
(USA) INC. and ULTRA RESOURCES, INC., payable to the order of Bank One, Texas, National Association, (the "Prior Notes"). All liens and security interests that exist to secure the indebtedness evidenced by that Prior Notes shall continue in force and effect to secure the indebtedness evidenced by this Note.

         Executed as of November __, 2002, but effective as of the date and year first set forth above.

                                             ULTRA RESOURCES, INC.

Attest:


                                             By:
-------------------------------------           --------------------------------
Charlotte H. Kauffman                           Michael D. Watford
Secretary                                       President and Chief Executive
                                                Officer

                                  EXHIBIT A-4

                      AMENDED AND RESTATED REVOLVING NOTE

$37,500,000.00                   Houston, Texas                   March 1, 2002


     On the dates hereinafter prescribed, for value received, ULTRA RESOURCES, INC., a Wyoming corporation, (herein called "Borrower"), having an address at 16801 Greenspoint Park, Suite 370, Houston, Texas 77060, promises to pay to the order of GUARANTY BANK, FSB (herein called "Bank"), at its principal offices at 333 Clay Street, Suite 4430, Houston, Texas 77002, (i) the principal amount of U.S. THIRTY SEVEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($37,500,000.00) or the principal amount advanced pursuant to the terms of the Credit Agreement (defined herein) as of the date of maturity hereof, whether by acceleration or otherwise, whichever may be the lesser, and (ii) interest on the principal balance from time to time advanced and remaining unpaid from the date of the advance until maturity at a rate of interest equal to lesser of (a) the "Floating Rate" (as defined and calculated in the Credit Agreement), or (b) the Maximum Rate (as defined and calculated in the Credit Agreement). Any increase or decrease in interest rate resulting from a change in the Maximum Rate shall be effective immediately when such change becomes effective, without notice to the Borrower, unless Applicable Law (as defined in the Credit Agreement) requires that such increase or decrease not be effective until a later time, in which event such increase or decrease shall be effective at the earliest time permitted under the provisions of such law.

     Notwithstanding the foregoing, if during any period the Floating Rate exceeds the Maximum Rate, the rate of interest in effect on this Note shall be limited to the Maximum Rate during each such period, but at all times thereafter the rate of interest in effect on this Note shall be the Maximum Rate or, if there is no Maximum Rate, the Agreed Maximum Rate (as defined below), until the total amount of interest accrued on this Note equals the total amount of interest which would have accrued hereon if the Floating Rate had at all times been in effect.

         This Note is a revolving credit note and it is contemplated that by reason of prepayments hereon there may be times when no indebtedness is owing hereunder; but notwithstanding such occurrence, this Note shall remain valid and in full force and effect as to each principal advance made hereunder subsequent to each such occurrence. Each principal advance and each payment hereof made pursuant to this Note shall be reflected by the Bank's records and the aggregate unpaid amounts reflected by such records shall constitute rebuttably presumptive evidence of the principal and unpaid, accrued interest remaining outstanding on this Note.

         "Agreed Maximum Rate" means a per annum rate of seven and three-fourths percent (7.75%) plus the Floating Rate from time to time in effect, which Agreed Maximum Rate shall apply only during any period while there is no Maximum Rate applicable to this Note.

         Other capitalized terms used herein, that are not defined herein, shall have the meanings prescribed therefor in the Credit Agreement.



                                                            -------------------
                                                            Borrower's Initials

         The Borrower and the Bank hereby agree that Chapter 346 of the Texas Finance Code, shall not apply to this Note or the loan transaction evidenced by, and referenced in, the Credit Agreement (hereinafter defined) in any manner, including without limitation, to any account or arrangement evidenced or created by, or provided for in, this Note.

         The principal sum of this Note, after giving credit for unadvanced principal, if any, remaining at final maturity, shall be due and payable on or before March 1, 2005; interest to accrue upon the principal sum from time to time owing and unpaid hereunder shall be due and payable as provided in the Credit Agreement; provided, however, the final installment of interest hereunder shall be due and payable not later than the maturity of the principal sum hereof, howsoever such maturity may be brought about.

         In no event shall the aggregate of the interest on this Note, plus any other amounts paid in connection with the loan evidenced by this Note which would under Applicable Law be deemed "interest," ever exceed the maximum amount of interest which, under Applicable Law, could be lawfully charged on this Note. The Bank and the Borrower specifically intend and agree to limit contractually the interest payable on this Note to not more than an amount determined at the Maximum Rate. Therefore, none of the terms of this Note or any other instruments pertaining to or securing this Note shall ever be construed to create a contract to pay interest at a rate in excess of the Maximum Rate, and neither the Borrower nor any other party liable herefor shall ever be liable for interest in excess of that determined at the Maximum Rate, and the provisions of this paragraph shall control over all provisions of this Note or of any other instruments pertaining to or securing this Note. If any amount of interest taken or received by the Bank shall be in excess of the maximum amount of interest which, under Applicable Law, could lawfully have been collected on this Note, then the excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded promptly to the Borrower. All amounts paid or agreed to be paid in connection with the indebtedness evidenced by this Note which would under Applicable Law be deemed "interest" shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of this Note.

         This Note is secured by all security agreements, collateral assignments, mortgages and lien instruments executed by the Borrower (or by any other party) in favor of Bank One, NA, as Administrative Agent for the Banks, including those executed simultaneously herewith, those executed heretofore and those hereafter executed, and including specifically and without limitation the Security Instruments described and defined in that certain Credit Agreement dated as of March 22, 2000 by and between Borrower, Ultra Petroleum (USA) Inc., and Bank One, Texas, National Association, as amended by that certain First Amendment to Credit Agreement dated as of July 19, 2001 by and between Borrower and Bank One, NA, and as amended and restated by that certain First Amended and Restated Credit Agreement dated March 1, 2002, as amended by the First Amendment thereto dated November 4, 2002, by and among Borrower, Bank One, NA, as the Administrative Agent, as a Bank and as LC Issuer, and the several other banks and financial institutions who are from time to time party thereto as Banks (as may be further amended from time to time, the "Credit Agreement").


                                                            -------------------
                                                            Borrower's Initials

         This Note is the Revolving Note issued pursuant to the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of the rights and obligations of the holder of this Note and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provisions thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay any outstanding and unpaid principal of and interest on this Note when due, in accordance with the terms of the Credit Agreement. Each advance and each payment made pursuant to this Note shall be reflected by notations made by the Bank on its records and the aggregate unpaid amounts reflected by the notations on the records of the Bank shall be deemed rebuttably presumptive evidence of the principal amount owing under this Note.

         In the event of default in the payment when due of any of the principal of or any interest on this Note, or in the event of default under the terms of the Credit Agreement or any of the Security Instruments, or if any event occurs or condition exists which authorizes the acceleration of the maturity of this Note under any agreement made by the Borrower, the Bank (or other holder of this Note) may, at its option, without presentment or demand or any notice to the Borrower or any other person liable herefor, declare the unpaid principal balance of and accrued interest on this Note to be immediately due and payable.

         If this Note is collected by suit or through the Probate or Bankruptcy Court, or any judicial proceeding, or if this Note is not paid at maturity, however such maturity may be brought about, and is placed in the hands of an attorney for collection, then the Borrower agrees to pay reasonable and documented attorneys' fees, not to exceed 10% of the full amount of principal and interest owing hereon at the time this Note is placed in the hands of an attorney.

         The Borrower and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate maturity, notice of acceleration of maturity, and all other notices, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and agree to any substitution, exchange or release of any such security or the release of any party primarily or secondarily liable hereon and further agrees that it will not be necessary for the Bank, in order to enforce payment of this Note by them, to first institute suit or exhaust its remedies against any Borrower or others liable herefor, or to enforce its rights against any security herefor, and consent to any one or more extensions or postponements of time of payment of this Note on any terms or any other indulgences with respect hereto, without notice thereof to any of them. The Bank may transfer this Note, and the rights and privileges of the Bank under this Note shall inure to the benefit of the Bank's representatives, successors or assigns.

         This Note amends and restates that certain Reducing Revolving Note executed effective as of July 19, 2001, in the original principal amount of $100,000,000.00 executed by ULTRA RESOURCES, INC. and payable to the order of Bank One, NA, which itself amended, extended, rearranged and restated that certain Revolving Note dated March 1, 2002 in the original principal amount of $31,875,000, as such Revolving Note amended, extended, rearranged and restated that certain Reducing Revolving Note dated March 22, 2000, in the face amount of $40,000,000.00 executed by ULTRA PETROLEUM (USA) INC. and ULTRA RESOURCES, INC., payable to the


                                                            -------------------
                                                            Borrower's Initials
order of Bank One, Texas, National Association, (the "Prior Notes"). All liens and security interests that exist to secure the indebtedness evidenced by that Prior Notes shall continue in force and effect to secure the indebtedness evidenced by this Note.

         Executed as of November __, 2002, but effective as of the date and year first set forth above.


                                    ULTRA RESOURCES, INC.
Attest:


                                    By:
---------------------------            --------------------------------------
Charlotte H. Kauffman                   Michael D. Watford
Secretary                               President and Chief Executive Officer

                                  EXHIBIT A-5

                      AMENDED AND RESTATED REVOLVING NOTE


$13,750,000.00                   Houston, Texas                   March 1, 2002


         On the dates hereinafter prescribed, for value received, ULTRA RESOURCES, INC., a Wyoming corporation, (herein called "Borrower"), having an address at 16801 Greenspoint Park, Suite 370, Houston, Texas 77060, promises to pay to the order of COMPASS BANK (herein called "Bank"), at its principal offices at 24 Greenway Plaza, Suite 1401, Houston, Texas 77046, (i) the principal amount of U.S. THIRTEEN MILLION SEVEN HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($13,750,000.00) or the principal amount advanced pursuant to the terms of the Credit Agreement (defined herein) as of the date of maturity hereof, whether by acceleration or otherwise, whichever may be the lesser, and
(ii) interest on the principal balance from time to time advanced and remaining unpaid from the date of the advance until maturity at a rate of interest equal to lesser of (a) the "Floating Rate" (as defined and calculated in the Credit Agreement), or (b) the Maximum Rate (as defined and calculated in the Credit Agreement). Any increase or decrease in interest rate resulting from a change in the Maximum Rate shall be effective immediately when such change becomes effective, without notice to the Borrower, unless Applicable Law (as defined in the Credit Agreement) requires that such increase or decrease not be effective until a later time, in which event such increase or decrease shall be effective at the earliest time permitted under the provisions of such law.

         Notwithstanding the foregoing, if during any period the Floating Rate exceeds the Maximum Rate, the rate of interest in effect on this Note shall be limited to the Maximum Rate during each such period, but at all times thereafter the rate of interest in effect on this Note shall be the Maximum Rate or, if there is no Maximum Rate, the Agreed Maximum Rate (as defined below), until the total amount of interest accrued on this Note equals the total amount of interest which would have accrued hereon if the Floating Rate had at all times been in effect.

         This Note is a revolving credit note and it is contemplated that by reason of prepayments hereon there may be times when no indebtedness is owing hereunder; but notwithstanding such occurrence, this Note shall remain valid and in full force and effect as to each principal advance made hereunder subsequent to each such occurrence. Each principal advance and each payment hereof made pursuant to this Note shall be reflected by the Bank's records and the aggregate unpaid amounts reflected by such records shall constitute rebuttably presumptive evidence of the principal and unpaid, accrued interest remaining outstanding on this Note.

         "Agreed Maximum Rate" means a per annum rate of seven and three-fourths percent (7.75%) plus the Floating Rate from time to time in effect, which Agreed Maximum Rate shall apply only during any period while there is no Maximum Rate applicable to this Note.

         Other capitalized terms used herein, that are not defined herein, shall have the meanings prescribed therefor in the Credit Agreement.


                                                            -------------------
                                                            Borrower's Initials

         The Borrower and the Bank hereby agree that Chapter 346 of the Texas Finance Code, shall not apply to this Note or the loan transaction evidenced by, and referenced in, the Credit Agreement (hereinafter defined) in any manner, including without limitation, to any account or arrangement evidence or created by, or provided for in, this Note.

         The principal sum of this Note, after giving credit for unadvanced principal, if any, remaining at final maturity, shall be due and payable on or before March 1, 2005; interest to accrue upon the principal sum from time to time owing and unpaid hereunder shall be due and payable as provided in the Credit Agreement; provided, however, the final installment of interest hereunder shall be due and payable not later than the maturity of the principal sum hereof, howsoever such maturity may be brought about.

         In no event shall the aggregate of the interest on this Note, plus any other amounts paid in connection with the loan evidenced by this Note which would under Applicable Law be deemed "interest," ever exceed the maximum amount of interest which, under Applicable Law, could be lawfully charged on this Note. The Bank and the Borrower specifically intend and agree to limit contractually the interest payable on this Note to not more than an amount determined at the Maximum Rate. Therefore, none of the terms of this Note or any other instruments pertaining to or securing this Note shall ever be construed to create a contract to pay interest at a rate in excess of the Maximum Rate, and neither the Borrower nor any other party liable herefor shall ever be liable for interest in excess of that determined at the Maximum Rate, and the provisions of this paragraph shall control over all provisions of this Note or of any other instruments pertaining to or securing this Note. If any amount of interest taken or received by the Bank shall be in excess of the maximum amount of interest which, under Applicable Law, could lawfully have been collected on this Note, then the excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded promptly to the Borrower. All amounts paid or agreed to be paid in connection with the indebtedness evidenced by this Note which would under Applicable Law be deemed "interest" shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of this Note.

         This Note is secured by all security agreements, collateral assignments, mortgages and lien instruments executed by the Borrower (or by any other party) in favor of Bank One, NA, as Administrative Agent for the Banks, including those executed simultaneously herewith, those executed heretofore and those hereafter executed, and including specifically and without limitation the Security Instruments described and defined in that certain Credit Agreement dated as of March 22, 2000 by and between Borrower, Ultra Petroleum (USA) Inc., and Bank One, Texas, National Association, as amended by that certain First Amendment to Credit Agreement dated as of July 19, 2001 by and between Borrower and Bank One, NA, and as amended and restated by that certain First Amended and Restated Credit Agreement dated March 1, 2002, as amended by the First Amendment thereto dated November 4, 2002, by and among Borrower, Bank One, NA, as the Administrative Agent, as a Bank and as LC Issuer, and the several other banks and financial institutions who are from time to time party thereto as Banks (as may be further amended from time to time, the "Credit Agreement").


                                                            -------------------
                                                            Borrower's Initials

         This Note is the Revolving Note issued pursuant to the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of the rights and obligations of the holder of this Note and the duties and obligations of the Borrower in relation thereto, but neither this reference to the Credit Agreement nor any provisions thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay any outstanding and unpaid principal of and interest on this Note when due, in accordance with the terms of the Credit Agreement. Each advance and each payment made pursuant to this Note shall be reflected by notations made by the Bank on its records and the aggregate unpaid amounts reflected by the notations on the records of the Bank shall be deemed rebuttably presumptive evidence of the principal amount owing under this Note.

         In the event of default in the payment when due of any of the principal of or any interest on this Note, or in the event of default under the terms of the Credit Agreement or any of the Security Instruments, or if any event occurs or condition exists which authorizes the acceleration of the maturity of this Note under any agreement made by the Borrower, the Bank (or other holder of this Note) may, at its option, without presentment or demand or any notice to the Borrower or any other person liable herefor, declare the unpaid principal balance of and accrued interest on this Note to be immediately due and payable.

         If this Note is collected by suit or through the Probate or Bankruptcy Court, or any judicial proceeding, or if this Note is not paid at maturity, however such maturity may be brought about, and is placed in the hands of an attorney for collection, then the Borrower agrees to pay reasonable and documented attorneys' fees, not to exceed 10% of the full amount of principal and interest owing hereon at the time this Note is placed in the hands of an attorney.

         The Borrower and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate maturity, notice of acceleration of maturity, and all other notices, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and agree to any substitution, exchange or release of any such security or the release of any party primarily or secondarily liable hereon and further agrees that it will not be necessary for the Bank, in order to enforce payment of this Note by them, to first institute suit or exhaust its remedies against any Borrower or others liable herefor, or to enforce its rights against any security herefor, and consent to any one or more extensions or postponements of time of payment of this Note on any terms or any other indulgences with respect hereto, without notice thereof to any of them. The Bank may transfer this Note, and the rights and privileges of the Bank under this Note shall inure to the benefit of the Bank's representatives, successors or assigns.

         This Note amends and restates that certain Revolving Note dated March 1, 2002 in the principal amount of $11,250,000, as such Revolving Note amended, extended, rearranged and restated that certain Reducing Revolving Note executed effective as of July 19, 2001, in the original principal amounts of $100,000,000.00 executed by ULTRA RESOURCES, INC. and payable to the order of Bank One, NA, which itself amended, extended, rearranged and restated that certain Reducing Revolving Note dated March 22, 2000, in the face amount of $40,000,000.00 executed by ULTRA PETROLEUM (USA) INC. and ULTRA RESOURCES, INC., payable to the order of Bank One, Texas, National


                                                            -------------------
                                                            Borrower's Initials

Association, (the "Prior Notes"). All liens and security interests that exist to secure the indebtedness evidenced by that Prior Notes shall continue in force and effect to secure the indebtedness evidenced by this Note.

         Executed as of November __, 2002, but effective as of the date and year first set forth above.


                                    ULTRA RESOURCES, INC.
Attest:


                                    By:
---------------------------            --------------------------------------
Charlotte H. Kauffman                   Michael D. Watford
Secretary                               President and Chief Executive Officer